Ex.99.906.Cert

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

With respect to the report on Form N-CSR filed for Tilson Investment Trust (the “Trust”) for the annual period ended October 31, 2012 (the “Report”), the undersigned hereby certify, to the best of their knowledge, to the following:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:	December 12, 2012

/s/ Whitney R. Tilson
Whitney R. Tilson
President
(Principal Executive Officer)

/s/ Glenn H. Tongue
Glenn H. Tongue
Vice President, Treasurer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.